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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2002


                           TRAVIS BOATS & MOTORS, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)

       005-49897                                         74-2024798
(Commission File Number)                     (IRS Employer Identification No.)



                        5000 Plaza on the Lake, Suite 250
                               Austin, Texas 78746
           (Address of principal executive office, including zip code)

                                 (512) 347-8787
              (Registrant's telephone number, including area code)

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     This  filing  serves to amend a Form 8-K filed on March 28,  2002 by Travis
Boats and Motors, Inc. The attached Exhibit 10.69 will replace, in its entirety, the original Exhibit 10.69 filed on a Form 8-K on March 28, 2002.

ITEM 7.

     (c)  Exhibits.

          10.69 A copy of the Tracker/Travis Master Dealer Agreement (Master Dealer Supply Agreement), by and between Travis Boats & Motors, Inc., and Tracker Marine, L.L.C., dated March 13, 2002, is filed as Exhibit
          10.69 to this Current Report and is incorporated herein by reference.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRAVIS BOATS & MOTORS, INC.
                                    (Registrant)




Date:  July 10, 2002        By:     /s/ Michael B. Perrine
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                                    Michael B. Perrine, Chief Financial Officer,
                                    Secretary, Treasurer